                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 5, 2001


                        SPEECHWORKS INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


    Delaware                       000-31097                     04-3239151
    -----------------------------------------------------------------------
  (State or other            (Commission File Number)        (IRS Employer
   jurisdiction of                                           Identification No.)
   incorporation)

                     695 Atlantic Avenue, Boston, MA 02111
                     -------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (617) 428-4444
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Item 2.  Acquisition or Disposition of Assets.

On January 5, 2001, we completed our previously announced acquisition of all of the issued and outstanding shares of capital stock of Eloquent Technology, Inc. ("Eloquent"), pursuant to that certain Agreement and Plan of Merger dated as of December 19, 2000 among us, Eloquent, SpeechWorks Acquisition Sub, Inc. ("SpeechWorks Acquisition Sub"), our wholly-owned subsidiary, and the sole shareholder of Eloquent. SpeechWorks develops and implements speech recognition software and solutions. Eloquent was a supplier of speech synthesis or text-to-speech software and systems.

Eloquent has merged with and into SpeechWorks Acquisition Sub, with SpeechWorks Acquisition Sub as the surviving corporation, effective as of January 5, 2001. Each share of Eloquent common stock issued and outstanding immediately prior to the merger was converted into the right to receive 2998.73 shares of SpeechWorks common stock. As a result of the acquisition, we issued 299,873 shares of our common stock, valued at $16 million based on the average closing price of our common stock over the 30 trading days immediately preceding December 19, 2000. Additionally, we paid the sole shareholder of Eloquent $5.25 million in cash from our cash reserves.

Under the terms of the agreement, 20% of the common stock issued and $500,000 of the $5.25 million in cash will be held in escrow for 12 months to satisfy any indemnification claims arising out of breaches of the representations and warranties of the sole shareholder of Eloquent.

The Merger Agreement is incorporated by reference and included as Exhibit 2.1.

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of business acquired.

         To be filed by amendment within 60 days of the filing hereof pursuant to Item 7 of Form 8-K.

(b)      Pro forma financial information.

         To be filed by amendment within 60 days of the filing hereof pursuant to Item 7 of Form 8-K.

(c)     Exhibits.

Exhibit No.        Description

Exhibit 2.1 Agreement and Plan of Merger dated as of December 19, 2000 among SpeechWorks International, Inc., Eloquent Technology, Inc., SpeechWorks Acquisition Sub, Inc. and the sole shareholder of Eloquent Technology, Inc. (excluding the schedules and exhibits thereto).


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPEECHWORKS INTERNATIONAL, INC.




Date:  January 19, 2001                     By: /s/ Stuart  R. Patterson
                                                ------------------------
                                            Name: Stuart R. Patterson
                                            Title: Chief Executive Officer


                                    Page 3
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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------



2.1 Agreement and Plan of Merger dated as of December 19, 2000 among SpeechWorks International, Inc., Eloquent Technology, Inc., SpeechWorks Acquisition Sub, Inc. and the sole shareholder of Eloquent Technology, Inc. (excluding the schedules and exhibits thereto).


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